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                                                                   Exhibit 10.17

                             FIRST AMENDMENT TO THE
                         PREMCOR RETIREMENT SAVINGS PLAN

          WHEREAS, The Premcor Refining Group Inc. ("Company") previously established the Premcor Retirement Savings Plan ("Plan"); and

          WHEREAS, the Company reserved the right to amend the Plan in Section
16.1 thereof; and

          WHEREAS, the Company desires to amend the Plan to provide for full vesting for certain participants involved in the Hartford facility shut-down and to make certain other changes;

          NOW, THEREFORE, effective as indicated below, the Plan is amended as follows:

          1. Section 10.2(b) is amended by adding the following sentence to the end thereof:

               "Notwithstanding anything to the contrary in this Section 10.2(b), the Matching Contribution Account of a Union Participant employed at the Hartford facility whose employment with the Employer is involuntarily terminated between October 1, 2002 and December 31, 2002 due to the shutdown of such facility shall be 100% vested and non-forfeitable upon his or her termination of employment."

          2. Effective February 1, 1999, Section 4.3 is amended by adding the following to the thereof:

               "Notwithstanding the above, with respect to a Union Participant employed at the Employer's Lima Refinery or Port Arthur Refinery, the Employer will contribute to the Plan an amount equal to 200% of the first 3% of Compensation and 100% of the next 3% of Compensation contributed by the Participant under Section 4.1."

          IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized officer this 9th day of August, 2002.

                                          THE PREMCOR REFINING GROUP INC.

                                          By: /s/ James R. Voss
                                             --------------------------------
                                              Vice President